FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2	1,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Encore	1,232	260,334,499.11	77.84	6.861	606	81.71
Resmae	305	56,611,236.46	16.93	7.360	616	81.42
Quickloan	79	17,497,154.73	5.23	7.545	584	78.17

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	25	6,121,312.90	1.83	5.462	646	75.61
5.501 - 6.000	203	49,651,489.55	14.85	5.878	629	78.85
6.001 - 6.500	238	54,644,519.65	16.34	6.344	622	79.58
6.501 - 7.000	471	100,067,498.17	29.92	6.846	610	82.03
7.001 - 7.500	239	46,770,386.32	13.98	7.294	597	84.22
7.501 - 8.000	229	44,599,800.20	13.34	7.802	588	83.36
8.001 - 8.500	76	14,198,626.14	4.25	8.295	583	84.45
8.501 - 9.000	57	9,173,549.11	2.74	8.805	567	81.41
9.001 - 9.500	23	3,424,435.58	1.02	9.276	530	74.89
9.501 - 10.000	32	3,943,524.66	1.18	9.802	536	77.76
10.001 – 10.500	8	537,121.23	0.16	10.289	556	81.57
10.501 – 11.000	11	1,136,589.80	0.34	10.733	524	76.61
11.001 – 11.500	3	104,077.33	0.03	11.212	622	96.79
11.501 – 12.000	1	69,959.66	0.02	11.990	646	100.00

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

Min: 5.340
Max: 11.990
Weighted Average: 6.981

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	23	823,583.45	0.25	9.763	651	96.98
50,000.01 - 100,000.00	154	12,472,288.61	3.73	7.695	597	81.74
100,000.01 - 150,000.00	298	37,907,147.10	11.33	7.284	600	81.17
150,000.01 - 200,000.00	341	60,153,972.64	17.99	7.113	599	80.96
200,000.01 - 250,000.00	272	61,463,014.42	18.38	6.962	598	80.88
250,000.01 - 300,000.00	268	73,457,720.68	21.96	6.789	610	81.63
300,000.01 - 350,000.00	203	65,724,488.77	19.65	6.764	617	81.99
350,000.01 - 400,000.00	38	13,831,406.64	4.14	6.864	620	83.11
400,000.01 - 450,000.00	16	6,905,593.82	2.06	7.149	615	82.33
450,000.01 - 500,000.00	1	485,852.45	0.15	6.890	643	75.00
550,000.01 - 600,000.00	1	557,748.99	0.17	5.990	589	80.00
650,000.01 - 700,000.00	1	660,072.73	0.20	6.990	621	70.00

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

Min: $12,378.35
Max: $660,072.73
Average: $206,957.23

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	1,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	864	175,742,186.16	52.55	7.162	587	80.97
ARM 2/28 IO	299	72,424,913.98	21.66	6.719	630	82.65
Fixed 30 yr	245	45,045,458.26	13.47	6.872	625	79.72
ARM 1/29	72	16,329,516.47	4.88	6.874	615	85.59
ARM 3/27	33	7,148,573.62	2.14	6.700	617	84.12
Fixed 30 yr IO	17	4,296,443.37	1.28	6.366	661	79.63
ARM 3/27 IO	19	4,270,574.47	1.28	6.409	629	82.33
ARM 5/25	14	3,152,479.62	0.94	6.361	645	75.66
ARM 6 Month Libor	11	2,910,025.81	0.87	7.027	631	84.08
Fixed 15 yr	10	1,129,461.30	0.34	7.024	605	78.16
Balloon 30/15	26	1,009,381.50	0.30	10.195	656	98.90
Fixed 20 yr	4	793,342.28	0.24	6.433	615	78.49
Fixed 10 yr	2	190,533.46	0.06	7.334	551	75.81

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,312	281,978,270.13	84.31	6.998	602	81.74
Balloon	26	1,009,381.50	0.30	10.195	656	98.90
Fixed	278	51,455,238.67	15.39	6.828	628	79.65

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only	Loans	Balance	Balance	Coupon	Score	LTV

Non-Interest Only	1,281	253,450,958.48	75.78	7.076	598	81.15
Interest Only	335	80,991,931.82	24.22	6.684	632	82.47

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	247	45,253,111.47	13.53	7.416	614	81.66
2	118	25,122,686.52	7.51	7.350	604	79.30
3	55	10,452,100.96	3.13	7.450	629	78.78
4	876	181,439,568.57	54.25	6.911	606	80.87
5	241	53,862,444.72	16.11	6.804	601	84.48
6	61	14,418,077.41	4.31	6.313	599	82.60
7	16	3,413,466.11	1.02	6.413	585	82.59
8	1	165,474.61	0.05	6.990	588	85.00
10	1	315,959.93	0.09	6.800	573	85.00

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

Min: 1
Max: 10
Weighted Average: 4

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	3,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,589	333,363,549.14	99.68	6.970	606	81.42
2	27	1,079,341.16	0.32	10.311	655	98.97

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

55.01 - 60.00	11	2,066,140.69	0.62	6.889	600	59.99
60.01 - 65.00	107	21,246,038.29	6.35	7.030	581	63.24
65.01 - 70.00	136	29,457,517.98	8.81	6.991	586	68.61
70.01 - 75.00	152	32,747,200.64	9.79	6.851	586	74.03
75.01 - 80.00	391	78,622,370.07	23.51	6.791	606	79.46
80.01 - 85.00	322	68,733,687.17	20.55	6.958	602	84.43
85.01 - 90.00	316	69,413,521.51	20.75	7.034	617	89.57
90.01 - 95.00	141	28,293,629.00	8.46	7.407	648	94.80
95.01 - 100.00	40	3,862,784.95	1.15	8.007	667	99.76

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

Min: 59.93
Max: 100.00
Weighted Average: 81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original CLTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

55.01 - 60.00	10	1,975,221.25	0.59	6.872	602	59.99
60.01 - 65.00	107	21,246,038.29	6.35	7.030	581	63.24
65.01 - 70.00	134	29,125,036.24	8.71	6.989	586	68.62
70.01 - 75.00	148	32,095,802.68	9.60	6.860	585	74.02
75.01 - 80.00	310	62,774,226.20	18.77	6.859	597	79.33
80.01 - 85.00	317	67,519,404.59	20.19	6.960	602	84.36
85.01 - 90.00	313	68,623,675.41	20.52	7.056	616	89.43
90.01 - 95.00	153	30,610,019.55	9.15	7.337	647	93.63
95.01 - 100.00	124	20,473,466.09	6.12	6.783	644	84.67

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

Min: 59.93
Max: 100.00
Weighted Average: 82.54

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	1,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

475 - 499	23	3,951,815.90	1.18	9.623	486	66.96
500 - 524	120	20,899,560.79	6.25	7.897	511	75.66
525 - 549	130	25,827,441.95	7.72	7.551	536	77.27
550 - 574	195	39,905,593.76	11.93	7.199	563	80.17
575 - 599	254	54,844,539.82	16.40	6.847	586	80.79
600 - 624	316	67,299,294.90	20.12	6.702	612	82.71
625 - 649	268	56,586,275.16	16.92	6.799	637	83.33
650 - 674	145	30,867,975.83	9.23	6.781	661	84.15
675 - 699	85	17,774,263.28	5.31	6.721	685	85.53
700 - 724	55	11,544,444.88	3.45	6.659	711	83.35
725 - 749	14	2,569,629.63	0.77	6.681	737	83.27
750 - 774	7	1,384,943.95	0.41	6.533	757	83.72
775 - 799	4	987,110.45	0.30	6.377	786	85.70

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

Min: 475
Max: 795
NZ Weighted Average: 606

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	1,361	285,353,813.71	85.32	6.964	605	81.22
Rate/Term Refinance	198	37,511,390.67	11.22	6.907	604	82.20
Purchase	57	11,577,685.92	3.46	7.636	656	85.41

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,202	239,647,811.91	71.66	6.986	602	81.36
Duplex	105	27,729,084.75	8.29	6.812	633	81.33
PUD	119	25,562,598.55	7.64	7.106	602	81.64
Condo	115	22,787,420.66	6.81	6.907	618	83.52
3-4 Family	36	11,648,725.81	3.48	7.119	628	78.75
Townhouse	36	6,533,937.35	1.95	7.003	597	83.72
Manufactured	3	533,311.27	0.16	7.706	578	77.12

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	1,071	213,540,204.45	63.85	6.830	598	81.00
Stated	507	112,142,236.50	33.53	7.261	624	82.48
Limited	38	8,760,449.35	2.62	7.098	588	80.02

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	4,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,478	306,807,046.89	91.74	6.935	603	81.44
Non-Owner Occupied	129	25,912,878.40	7.75	7.463	640	81.63
Second Home	9	1,722,965.01	0.52	7.936	645	86.01

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	1	137,261.25	0.04	7.190	577	90.00
Alaska	1	158,473.04	0.05	6.990	563	69.74
Arizona	34	5,221,064.96	1.56	7.323	608	83.08
Arkansas	1	155,462.86	0.05	6.990	577	79.19
California	575	143,552,816.06	42.92	6.765	604	78.96
Colorado	15	2,838,205.05	0.85	6.757	615	85.71
Connecticut	18	3,491,685.40	1.04	7.145	597	84.16
District of Columbia	2	603,448.61	0.18	6.943	560	79.94
Florida	194	32,345,993.03	9.67	7.280	600	82.69
Georgia	24	3,425,972.75	1.02	7.337	615	85.55
Hawaii	8	2,287,412.64	0.68	7.281	587	80.49
Idaho	1	259,014.96	0.08	6.300	715	80.00
Illinois	221	43,730,504.43	13.08	7.102	619	84.53
Indiana	4	446,125.16	0.13	7.732	584	90.19
Iowa	1	69,475.53	0.02	7.190	614	85.00
Kansas	4	521,205.34	0.16	7.924	640	82.68
Kentucky	4	611,127.68	0.18	6.831	628	92.50
Louisiana	8	1,029,934.03	0.31	7.796	618	82.80
Maine	3	499,880.61	0.15	6.923	634	78.28
Maryland	72	15,003,906.80	4.49	6.996	592	81.87
Massachusetts	13	3,586,470.54	1.07	6.872	619	86.99
Michigan	39	5,516,896.47	1.65	7.333	593	85.21
Minnesota	28	4,890,638.04	1.46	7.155	623	83.83
Mississippi	2	163,029.69	0.05	7.202	591	84.74
Missouri	22	2,753,048.93	0.82	7.972	601	86.88
Nevada	41	9,784,999.71	2.93	6.846	611	83.07
New Hampshire	4	1,062,580.81	0.32	6.936	622	82.22
New Jersey	15	3,953,460.69	1.18	6.945	614	79.76
New Mexico	4	519,526.52	0.16	7.988	614	85.00
New York	53	14,922,590.01	4.46	6.955	613	82.80
North Carolina	3	513,509.45	0.15	7.146	575	79.13
Ohio	18	2,525,345.92	0.76	7.032	610	87.22
Oklahoma	4	345,737.04	0.10	7.689	638	83.13
Oregon	6	1,189,589.93	0.36	7.300	601	78.47
Pennsylvania	22	3,485,487.48	1.04	7.140	584	81.38
Rhode Island	4	866,303.76	0.26	7.152	618	83.47
South Carolina	9	986,451.85	0.29	7.514	615	87.00
Tennessee	5	630,296.47	0.19	7.691	659	90.93
Texas	36	4,096,879.78	1.22	7.858	598	79.39
Utah	10	1,454,030.00	0.43	6.937	622	79.90
Virginia	56	9,473,613.18	2.83	6.973	595	81.61
Washington	15	3,084,851.17	0.92	6.904	624	87.08
West Virginia	3	563,446.58	0.17	7.499	572	77.18
Wisconsin	12	1,502,572.40	0.45	7.707	605	84.38
Wyoming	1	182,563.69	0.05	6.750	623	80.00

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	1,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	484	94,731,719.99	28.33	7.149	612	83.70
12	92	23,054,541.75	6.89	6.872	614	80.36
24	778	164,794,960.06	49.27	7.002	596	80.70
36	262	51,861,668.50	15.51	6.658	625	80.36

Total:	1,616	334,442,890.30	100.00	6.981	606	81.47

Loans with Penalty: 71.67

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	6	910,473.52	0.32	7.276	632	83.62
4.001 - 4.500	7	1,005,989.97	0.36	7.017	635	78.74
4.501 - 5.000	102	20,918,623.23	7.42	6.985	614	84.43
5.001 - 5.500	25	5,453,531.21	1.93	6.638	611	78.22
5.501 - 6.000	764	168,792,303.10	59.86	6.827	613	82.74
6.001 - 6.500	82	16,594,843.23	5.89	7.874	579	80.85
6.501 - 7.000	320	67,379,017.05	23.90	7.211	577	79.09
7.001 - 7.500	6	923,488.82	0.33	8.943	550	70.18

Total:	1,312	281,978,270.13	100.00	6.998	602	81.74

Min: 4.000
Max: 7.250
Weighted Average (>0): 6.088

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.501 - 12.000	10	2,456,502.22	0.87	5.874	638	73.65
12.001 - 12.500	49	11,842,025.52	4.20	5.967	631	77.04
12.501 - 13.000	191	45,761,609.73	16.23	6.017	621	79.31
13.001 - 13.500	184	42,531,839.54	15.08	6.460	616	80.89
13.501 - 14.000	391	84,383,833.36	29.93	6.948	603	82.28
14.001 - 14.500	203	40,687,798.21	14.43	7.416	592	84.58
14.501 - 15.000	174	35,241,326.54	12.50	7.908	586	84.39
15.001 - 15.500	46	8,512,338.10	3.02	8.467	576	83.86
15.501 - 16.000	36	6,063,306.70	2.15	9.060	562	80.97
16.001 - 16.500	7	1,361,818.86	0.48	9.220	518	72.14
16.501 - 17.000	15	2,195,669.28	0.78	9.916	514	73.74
17.001 - 17.500	2	288,508.20	0.10	10.250	480	65.70
17.501 - 18.000	4	651,693.87	0.23	10.702	492	68.95

Total:	1,312	281,978,270.13	100.00	6.998	602	81.74

Min: 11.600
Max: 17.750
Weighted Average (>0): 13.848

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2	4,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	22	5,457,830.82	1.94	5.458	640	77.02
5.501 - 6.000	168	41,284,969.76	14.64	5.863	624	78.95
6.001 - 6.500	185	43,519,867.57	15.43	6.343	620	80.34
6.501 - 7.000	378	82,244,272.53	29.17	6.848	606	82.18
7.001 - 7.500	205	41,224,840.09	14.62	7.300	594	84.23
7.501 - 8.000	199	40,397,974.65	14.33	7.801	587	84.00
8.001 - 8.500	60	11,995,747.36	4.25	8.308	579	84.63
8.501 - 9.000	49	8,529,817.29	3.02	8.804	564	81.52
9.001 - 9.500	17	2,737,534.39	0.97	9.255	522	73.78
9.501 - 10.000	21	3,342,029.77	1.19	9.802	514	74.55
10.001 - 10.500	2	288,508.20	0.10	10.250	480	65.70
10.501 - 11.000	6	954,877.70	0.34	10.699	506	72.16

Total:	1,312	281,978,270.13	100.00	6.998	602	81.74

Min: 5.340
Max: 10.750
Weighted Average (>0): 6.998

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	143	27,419,511.14	9.72	7.538	594	80.66
1.500	103	23,217,671.43	8.23	7.113	629	81.83
2.000	85	19,688,627.45	6.98	6.898	618	85.24
3.000	981	211,652,460.11	75.06	6.924	599	81.55

Total:	1,312	281,978,270.13	100.00	6.998	602	81.74

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.612

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	305	64,211,693.25	22.77	7.383	603	80.41
1.500	89	20,572,618.58	7.30	6.963	615	84.82
2.000	918	197,193,958.30	69.93	6.876	601	81.86

Total:	1,312	281,978,270.13	100.00	6.998	602	81.74

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.736

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	1,616 records

Friedman Billings Ramsey	Group I

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5	1	270,312.99	0.13	6.690	578	85.00
6	1	246,225.75	0.11	6.840	604	90.00
7	18	4,596,108.49	2.13	6.671	597	82.61
8	52	11,216,869.24	5.20	6.962	623	86.72
14	1	315,959.93	0.15	6.800	573	85.00
16	1	165,474.61	0.08	6.990	588	85.00
17	13	2,634,784.16	1.22	6.442	581	82.85
18	54	12,554,582.44	5.82	6.289	598	82.58
19	189	42,367,778.43	19.64	6.829	600	84.53
20	589	123,039,221.01	57.03	6.987	597	80.79
21	25	5,368,687.25	2.49	7.456	639	82.01
29	1	297,658.42	0.14	5.640	618	80.00
30	3	723,958.90	0.34	6.481	582	78.76
31	12	2,664,495.14	1.24	6.393	624	85.10
32	27	6,124,485.11	2.84	6.606	623	82.57
55	1	138,252.83	0.06	5.950	610	78.98
56	13	3,014,226.79	1.40	6.380	646	75.51

Total:	1,001	215,739,081.49	100.00	6.881	602	82.08

Min: 5
Max: 56
Weighted Average: 20

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.